                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------
                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  December 4, 2000


                              SYMANTEC CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                   0-17781                          77-181864
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(State of Incorporation or Organization)    (Commission File Number)    (I.R.S. Employer Identification No.)

20330 Stevens Creek Boulevard, Cupertino, California     95014
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone no., including area code:  (408) 253-9600



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.


        On December 4, 2000, Symantec announced a realignment of its technology and operations activities to improve operational efficiencies. Symantec's core technology operations will be aligned with its enterprise security operations and its manufacturing and facilities operations will report to the Chief Financial Officer. As a result of this consolidation, Derek Witte, Senior Vice President, Worldwide Operations and Ron Moritz, Senior Vice President, Chief Technology Officer, will leave the company. Both Mr. Witte and Mr. Moritz were officers of the company and members of the Management Committee. Mr. Art Courville, Vice President, General Counsel, will report to the CEO and become a member of the Management Committee.


Item 7. Financial Statements and Exhibits.

        (c)    Exhibits.

None.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                SYMANTEC CORPORATION


                                /s/ Art Courville
                                ------------------------------------------------
                                Art Courville
                                Vice President and General Counsel

Date: December 4, 2000